EXHIBIT 23.1


    Consent of Perry-Smith LLP, Independent Registered Public Accounting Firm


We consent to the incorporation by reference in Registration Statement No. 333-87222 on Form S-8 of SureWest Communications of our report dated June 25, 2007, appearing in this Annual Report on Form 11-K relating to the financial statements and supplemental schedules of the SureWest KSOP for the year ended December 31, 2006.


                                                    /s/ Perry-Smith LLP

Sacramento, California
June 25, 2007

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